SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: August 9, 2002

                             OCEAN POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                    1-5742                 94-3350291
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 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)



 5000 Robert J. Mathews Parkway, El Dorado Hills, California         95672
 -----------------------------------------------------------         -----
           (Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code:  (916) 933-8100
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Effective August 9, 2002, Sigma Elektroteknikk AS, the wholly-owned subsidiary of Ocean Power Corporation, a Delaware corporation ("Ocean Power") was placed under administration of the Ytre Follo Bankruptcy Court in Norway. Mr. Trygue Tonnessen was appointed as trustee of the estate by the Ytre Follo Bankruptcy Court.


ITEM 9.  REGULATION F D DISCLOSURE

         Effective July 31, 2002, Ocean Power laid off most of its employees due to a severe cash-flow shortage. Ocean Power's operations continue with the remaining employed staff.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OCEAN POWER CORPORATION



Date:    August ___, 2002              By:    /s/ Joseph P. Maceda
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                                       Name:  Joseph P. Maceda
                                       Its:   Chief Executive Officer











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